SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                  -------------

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: March 7, 2001



                             FRONTLINE CAPITAL GROUP
             (Exact name of Registrant as specified in its Charter)




                                    Delaware
                            (State of Incorporation)

       0-30162                                              11-3383642
    (Commission File Number)                       (IRS Employer Id. Number)


      90 Park Avenue                                         10016
      New York, New York                                   (Zip Code)
 (Address of principal executive offices)

                                 (212) 931-8000
              (Registrant's telephone number, including area code)


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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1     Supplemental Data for the Year and Quarter Ended December 31, 2000

ITEM 9.           REGULATION FD DISCLOSURE

         For the year and quarter ended December 31, 2000, Registrant intends to make available supplemental data regarding its operations that is too voluminous for its press release. Registrant is attaching the supplemental data as Exhibit
99.1 to this Current Report on Form 8-K.

         Note: the information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   FRONTLINE CAPITAL GROUP


                                                   By:     /s/ Michael Maturo
                                                       ----------------------
                                                       Michael Maturo
                                                       Executive Vice President

Date:  March 7, 2001

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